VANGUARD
NEW YORK
TAX-FREE FUND

Annual Report - November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

JOHN C. BOGLE                               JOHN J. BRENNAN
CHAIRMAN                                    PRESIDENT

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . .   1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . .   4
REPORT FROM THE ADVISER . . . . . . . . . . . . . .   6
PORTFOLIO PROFILES  . . . . . . . . . . . . . . . .   8
PERFORMANCE SUMMARIES . . . . . . . . . . . . . . .  11
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . .  13
REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . .  26

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

       During the twelve months ended November 30--Vanguard New York Tax-Free Fund's 1997 fiscal year--the prices of tax-exempt bonds edged higher, reflecting a modest decline in long-term interest rates in the face of continued mild inflation. Short-term interest rates, on the other hand, moved slightly higher.

       In this environment, the +6.4% return of our Insured Long-Term Portfolio exceeded the results of its peers. The table below presents the Portfolio's twelve-month return, as well as its income and capital components.

       As you may recall, we introduced a Money Market Portfolio to the New York Tax-Free Fund on September 3, 1997. We welcome Money Market Portfolio shareholders who are new to the Fund. For the record, we report that the Portfolio's return for the three months since its inception was +0.8%, an exact match with that of its average peer. The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $10.99 per share on November 30, 1996, to $11.05 per share on November 30, 1997, adjusted for dividends totaling $0.572 per share from net investment income and distributions totaling $0.041 per share from net realized capital gains. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Portfolio's yield stood at 4.70% and the Money Market Portfolio's yield at 3.60%.

----------------------------------------------------------------------
                                       COMPONENTS OF TOTAL RETURNS
                                   FISCAL YEAR ENDED NOVEMBER 30, 1997
                                   -----------------------------------
PORTFOLIO                            INCOME       CAPITAL      TOTAL
----------------------------------------------------------------------
Money Market*                         +0.8%         0.0%       +0.8%
Insured Long-Term                     +5.5         +0.9        +6.4
----------------------------------------------------------------------

*Total return for the period beginning September 3, 1997.

FISCAL 1997 PERFORMANCE OVERVIEW

Steady economic growth teamed with low inflation to create a near-perfect environment for investors over the past twelve months. Interest rates began the period heading higher, a climb that was punctuated in March when the Federal Reserve Board raised its target for short-term rates by 25 basis points. However, that small increase was the only Fed action of the year. After peaking in mid-April, the yield on the benchmark U.S. Treasury long-term bond headed down to end the twelve months at 6.05%, more than one full percentage point lower than its apex of 7.17% on April 14. Yields on high-grade, long-term municipal bonds ended the period at 5.36%, down from 5.66% at the end of November 1996. Yields on top-grade short-term (MIG-1) notes rose on balance to 3.80% from 3.55% a year earlier.

       While the economic environment was kind to bonds, it truly worked wonders for equities. Low inflation, continued strong growth in corporate earnings, and a record level of consumer confidence combined to drive stocks upward. Despite a severe shock in late October, the Standard & Poor's 500 Composite Stock Price Index posted a return of +28.5% for the fiscal year ended November 30.

       This year's generally placid interest-rate environment marked the second straight year of relative tranquillity in the bond market. However, we need not look far back for evidence that calm is by no means a constant in the bond market. During fiscal 1995, bond prices soared as interest rates fell sharply. Just the opposite was true during 1994, when the bond market suffered one of its worst years ever. For bond fund investors, the important lesson


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


is that fluctuations in bond (and bond fund) prices, which can have a significant impact on returns from year to year, tend to wash away over longer periods, leaving the rate of interest income--the coupon--as the dominant source of long-term returns.

       The +6.4% annual total return for the New York Insured Long-Term Portfolio was a hair ahead of the +5.7% annual return for the average New York municipal bond fund, but fell behind the +7.2% return of the Lehman Brothers Municipal Bond Index. This "all-state" Index is a tough standard for any single state tax-free fund, existing, as it does, outside the real world of operating expenses and transaction costs. Our total return received a slight boost from the price increase engendered by the decline in interest rates, but the lion's share of our return during the twelve months came from interest income.

THE MUNICIPAL BOND TAX ADVANTAGE

For New York residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these advantages, investors in the New York Insured Long-Term Portfolio who are taxed at the highest combined federal-state marginal tax rate can earn 59% more after-tax income than they could in a comparable long-term taxable bond fund. For similarly situated investors in our Money Market Portfolio, the yield of MIG-1 notes at the end of the fiscal year was 31% higher than the after-tax yield of three-month U.S. Treasury bills. Put another way, a yield of 5.4% on a tax-exempt long-term portfolio would be the equivalent of a 9.6% taxable yield to New York taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.8%, the taxable equivalent would be 6.8%. These advantages are truly remarkable, as reflected in the adjacent table, which generally compares the annual net income earned on tax-exempt and taxable securities as of November 30, 1997, assuming a $100,000 investment.

------------------------------------------------------------------
                                     ILLUSTRATION OF INCOME ON A
                                  HYPOTHETICAL $100,000 INVESTMENT
                                  --------------------------------
                                    SHORT-TERM         LONG-TERM
------------------------------------------------------------------
Taxable gross income                 $ 5,200            $ 6,100
Less taxes (43.8%)                    (2,300)            (2,700)
Net after-tax income                   2,900              3,400
------------------------------------------------------------------
Tax-exempt income                    $ 3,800            $ 5,400
------------------------------------------------------------------
Tax-exempt income advantage          $   900            $ 2,000
------------------------------------------------------------------
Percentage advantage                     31%                59%
------------------------------------------------------------------

The illustration assumes current yields (as of November 30, 1997) of 6.1% for long-term U.S. Treasury bonds, 5.2% for U.S. Treasury bills, 5.4% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6% and the top state tax rate of 6.9%; local taxes are not considered. This illustration is not intended to represent future results.

       We emphasize that these examples ignore two important differences in credit quality between state-specific municipal bond funds and U.S. Treasury bond funds: (1) Treasuries are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating assets in securities from a particular economic region.

       For our Insured Long-Term Portfolio, the added credit risk is substantially mitigated by private insurance, which in effect guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold. Because portfolio insurance is generally not available for short-term securities, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. This Group carefully scrutinizes the credit quality of our holdings, which on average have earned Moody's highest quality rating. That said, we point out that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The accompanying table compares the performance of our Insured Long-Term Portfolio with that of its average peer over the past ten years. It also illustrates our performance edge over our competitors--a difference we call the "Vanguard Advantage." For obvious reasons, we do not include such an illustration for the brief life span of our Money Market Portfolio.

-----------------------------------------------------------------------------------------
                                               TOTAL RETURNS
                                     10 YEARS ENDED NOVEMBER 30, 1997
                       ------------------------------------------------------------------
                              AVERAGE                        FINAL VALUE OF A
                            ANNUAL RATE                 $10,000 INITIAL INVESTMENT*
                       ----------------------     ---------------------------------------
                                     AVERAGE                      AVERAGE
                       VANGUARD     COMPETING     VANGUARD       COMPETING      VANGUARD
                       PORTFOLIO      FUND        PORTFOLIO        FUND         ADVANTAGE
-----------------------------------------------------------------------------------------
Insured Long-Term        +8.8%        +8.0%        $23,155        $21,567        $1,588
-----------------------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gain distributions.

       Our expense-ratio advantage over our typical competitor plays a key role in our performance advantage. Our Portfolios maintain expense ratios (annual expenses as a percentage of average net assets) of about 0.20%, compared with the 1.04% expense ratio of the average competitive long-term state tax-free fund, and 0.60% for the average state tax-free money market fund. This cost savings, which flows directly to our shareholders, has been available year after year, and we expect it to continue to aid us in our goal of providing returns that exceed those of our competitive norms. Vanguard Fixed Income Group plays a key role too, managing the Portfolios ably and maintaining a level of investment quality that we believe is without peer in the industry.

       Over the past several years--indeed, on balance for more than 15 years--bond investors have benefited from returns that are above historical averages. Because long-term yields are at lower levels today than for most of the recent past, it is virtually certain that returns for the next decade will not match those of the past decade.

IN SUMMARY

Bond investors have enjoyed a long period of generally declining interest rates, while stock investors have experienced a stretch that is nothing short of remarkable. But a sensible investor understands that the financial markets are not a one-way street. Risk is an ever-present element of investing, even when the markets are providing generous rewards.

       That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.

/s/ JOHN C. BOGLE                                            /s/ JOHN J. BRENNAN

John C. Bogle                                                John J. Brennan
Chairman of the Board                                        President

December 19, 1997


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


THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997

U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

       Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

       Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                               ---------------------------------
                                               1 YEAR       3 YEARS      5 YEARS
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                                28.5%        31.1%        20.2%
   Russell 2000 Index                           23.4         22.7         16.8
   MSCI EAFE Index                              -0.1          6.5         11.6
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                   7.6%        10.3%         7.6%
   Lehman 10-Year Municipal Bond Index           7.1         10.3          7.5
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                   5.2          5.4          4.7
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                          1.8%         2.6%         2.6%
--------------------------------------------------------------------------------

       While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

       The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Long-term tax-exempt bonds enjoyed a light tailwind in the 12 months ended November 30, 1997, the fiscal year for Vanguard New York Tax-Free Fund. A slight decline in bond yields raised the prices of existing bonds, augmenting returns from interest income. Yields on short-term tax-exempt securities rose slightly on balance over the year.

THE INSURED LONG-TERM PORTFOLIO

For the Insured Long-Term Portfolio (formerly known as Vanguard New York Insured Tax-Free Fund), fiscal 1997 was another period of positive performance. As in the previous fiscal year, most of our return represented coupon income derived from Portfolio holdings. Because of Vanguard's characteristically low expense ratio--0.20% of average net assets in fiscal 1997--the vast majority of the gross interest collected by the Portfolio flows through to shareholders.

       During the fiscal year, yields on 30-year high-quality municipal securities fell 0.20 percentage point, from 5.45% to 5.25%. In comparison, the yield on the 30-year U.S. Treasury bond declined 0.30 percentage point, from 6.35% to 6.05%. Despite the relatively narrow difference between yields at the beginning and end of the year, the path was far from direct.

       During the first half of the year, robust expansion of the U.S. economy and steady job growth caused concern among fixed-income investors that inflation would accelerate. Yields rose, and in April the yield on the 30-year Treasury bond peaked at 7.17%. However, inflation remained in check, and investors came to welcome the economy's steady growth as sustainable without upward price pressure. This led to a rally in bond prices after midyear. Later, the bond market got an additional boost from a dramatic meltdown in Asian currency and equity markets. This instability triggered a "flight to quality" in which many investors bought U.S. Treasury securities, pushing yields even lower. (A "flight to quality" is a movement of capital to the safest investments as people seek to protect themselves from loss during an unsettling period in a market.)

       Two factors in the tax-exempt bond market have led to tightened yield differentials between bond sectors. First, the current environment of low interest rates has prompted many fixed-income investors to stretch for additional yield by purchasing low-quality securities. This additional demand has reduced the interest-rate premium that investors normally require before they will buy bonds with poorer credit quality. Second, the increased use of municipal bond insurance by issuers to boost the credit quality of their securities has reduced the availability of low-investment-grade securities. Today, approximately 50% of all new municipal bond issues are insured and carry an AAA rating.

       The combination of increased demand for and diminished supply of lower-quality securities has caused a dramatic decline in the yield spreads between tax-exempt bonds of higher and lower credit quality. For example, at the beginning of fiscal 1997, an investor could receive 0.75 percentage point of additional income for purchasing the lowest-quality investment-grade municipal bond rather than the highest-quality bond. By November 30, that spread had fallen to only 0.35 percentage point. We do not expect a continued tightening of quality spreads, but we cannot predict when spreads might widen. In the meantime, shareholders in the Insured Long-Term Portfolio are getting the highest credit quality while giving up very little in incremental yield.

       Vanguard's low-cost structure proved its value during the fiscal year as investors tended to stretch further for yield and reduced their credit protection. The powerful advantage of our low expense ratio--0.20% versus 1.04% for the average long-term state tax-free fund--allows more tax-exempt investment income to flow directly to shareholders without requiring us to incur higher credit risk. Cost has been especially important in recent years when income, not capital change, has accounted for the majority of return for fixed-income investments. Over the long-term, low expenses correlate directly with superior portfolio performance.

       We think that the current environment bodes well for tax-exempt investors. With moderate economic growth and subdued inflation, fixed-income investments offer a consistent, durable return, which provides an important anchor to windward in a diversified portfolio. In this realm, the Insured Long-Term Portfolio offers the advantages of low expenses, high credit quality, and income that is exempt from both state and federal taxes. It is a combination difficult to surpass.

THE MONEY MARKET PORTFOLIO

The Money Market Portfolio began operations on September 3, 1997, amid a period of relatively stable yields on tax-exempt money market instruments. The yield on the benchmark one-year MIG-1 note was 3.80% as the fiscal year ended on November 30, 1997, compared with a yield of 5.49% on one-year U.S. Treasury bills. Thus, the ratio of one-year MIG-1 note yields to yields on one-year Treasuries was 69.2% on November 30.

       The Portfolio is positioned neutrally as we begin the new fiscal year. This strategy affords the Portfolio maximum flexibility in the face of uncertainty, as the financial markets weigh the strength demonstrated by the U.S. economy against the potential impact of continued economic turmoil in Asia. What is certain, however, is that Vanguard New York Tax-Free Fund will continue to be managed conservatively with an emphasis on high quality. This will allow the consistency and durability of Vanguard's low expenses to work on behalf of our shareholders.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

December 15, 1997

INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Yield                                                 3.6%
Average Maturity                                   53 days
Average Quality                                      MIG-1
Expense Ratio                                       0.20%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
MIG-1/SP-1+                                          43.1%
A-1/P-1                                              41.0
AAA/AA                                                9.8
A                                                     6.1
----------------------------------------------------------
Total                                               100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       220
Yield                                                 4.7%
Yield to Maturity                                     4.8%
Average Coupon                                        5.5%
Average Maturity                                 9.2 years
Average Quality                                        AAA
Average Duration                                 6.5 years
Expense Ratio                                        0.20%
Cash Reserves                                         1.3%

INVESTMENT FOCUS
----------------------------------------------------------

                     [GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                 PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.17            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
AAA                                                  99.6%
AA                                                    0.4
A                                                     0.0
BBB                                                   0.0
BB                                                    0.0
B                                                     0.0
Not Rated                                             0.0
----------------------------------------------------------
Total                                               100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                          7.6%
1-5 Years                                            18.3
5-10 Years                                           33.2
10-20 Years                                          33.2
20-30 Years                                           7.7
Over 30 Years                                         0.0
----------------------------------------------------------
Total                                               100.0%

PERFORMANCE SUMMARY
Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURN:
SEPTEMBER 3, 1997-NOVEMBER 30, 1997
----------------------------------------------------------
                 MONEY MARKET PORTFOLIO            AVERAGE
                                                    FUND*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
PERIOD       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1997          0.0%        0.8%        0.8%          0.8%
----------------------------------------------------------

*Average New York Tax-Exempt Money Market Fund.

See Financial Highlights table on page 22 for dividend information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIOD ENDED SEPTEMBER 30, 1997*
------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                                           INCEPTION      ------------------------------
                                                                             DATE         CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                                                     9/3/1997        0.00%        0.26%      0.26%
------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1997
---------------------------------------------------------
             INSURED LONG-TERM PORTFOLIO       LEHMAN*
FISCAL      CAPITAL     INCOME      TOTAL       TOTAL
YEAR        RETURN      RETURN     RETURN      RETURN
---------------------------------------------------------
1986          0.8%       4.3%        5.1%        5.0%
1987        -12.0        6.2        -5.8        -0.2
1988          4.4        7.2        11.6        10.6
1989          5.1        7.2        12.3        11.0
1990         -0.7        6.7         6.0         7.7
1991          3.9        7.0        10.9        10.3
1992          4.1        6.5        10.6        10.0
1993          6.4        6.0        12.4        11.1
1994        -11.5        5.1        -6.4        -5.2
1995         13.5        6.4        19.9        18.9
1996          0.4        5.4         5.8         5.9
1997          0.9        5.5         6.4         7.2
---------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
------------------------------------------------------------------------------------
              Insured Long-             Average New York            Lehman Municipal
             Term Portfolio          Insured Municipal Fund           Bond Index
------------------------------------------------------------------------------------
1987 11          10000                      10000                      10000
1988 02          10754                      10699                      10618
1988 05          10504                      10533                      10543
1988 08          10826                      10796                      10777
1988 11          11163                      11124                      11063
1989 02          11473                      11313                      11277
1989 05          12074                      11811                      11757
1989 08          12173                      11997                      11960
1989 11          12532                      12230                      12281
1990 02          12555                      12272                      12434
1990 05          12722                      12415                      12617
1990 08          12714                      12549                      12728
1990 11          13283                      12928                      13227
1991 02          13639                      13192                      13580
1991 05          14014                      13564                      13888
1991 08          14392                      14099                      14228
1991 11          14727                      14315                      14584
1992 02          15137                      14593                      14936
1992 05          15509                      14925                      15252
1992 08          16079                      15658                      15816
1992 11          16293                      15754                      16045
1993 02          17511                      16644                      16991
1993 05          17638                      16750                      17076
1993 08          18272                      17620                      17746
1993 11          18316                      17578                      17824
1994 02          18393                      17533                      17931
1994 05          18020                      17055                      17498
1994 08          18219                      17461                      17778
1994 11          17150                      16346                      16893
1995 02          18886                      17689                      18275
1995 05          19639                      18407                      19098
1995 08          19759                      18743                      19355
1995 11          20563                      19514                      20087
1996 02          20801                      19438                      20295
1996 05          20389                      18950                      19971
1996 08          20779                      19572                      20369
1996 11          21763                      20413                      21268
1997 02          21792                      20163                      21413
1997 05          22028                      20296                      21625
1997 08          22627                      21082                      22253
1997 11          23155                      21567                      22793
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                              ----------------------------------    FINAL VALUE OF A
                                               1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                    6.36%        7.28%         8.76%          $23,155
Average New York Insured Municipal Fund        5.65         6.48          7.99            21,567
Lehman Municipal Bond Index                    7.17         7.27          8.59            22,793
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                      4/7/1986        8.66%       7.31%          2.76%       6.35%       9.11%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
November 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                                 MATURITY             AMOUNT           VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON        DATE              (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
-----------------------------------------------------------------------------------------------------------------------------
East Hampton NY Union Free School Dist. TAN                            4.125%   6/29/1998             $5,000         $  5,008
Erie County NY Water Auth. Rev. VRDO                                    3.75%   12/3/1997 (2)          6,400            6,400
Great Neck NY Union Free School Dist. TAN                               4.25%   6/30/1998              3,000            3,008
Monroe County NY GO                                                     4.50%    3/1/1998              1,435            1,438
Nassau County NY Combined Sewer Dist.                                   6.60%   7/15/1998 (Prere.)       800              829
Nassau County NY GO                                                     4.50%    9/1/1998 (3)          5,000            5,024
New York City NY GO VRDO                                                3.85%   12/2/1997 LOC          2,100            2,100
New York City NY GO VRDO                                                3.90%   12/3/1997 LOC          4,500            4,500
New York City NY Health & Hosp. Corp. Rev. VRDO (Health System)         3.85%   12/3/1997 LOC          7,400            7,400
New York City NY IDA Dev. VRDO (National Audubon Society)               3.75%   12/2/1997 LOC          2,700            2,700
New York City NY Muni. Assistance Corp. VRDO                            3.75%   12/3/1997 LOC          6,700            6,700
New York City NY Muni. Water Finance Auth. CP                           3.80%   3/11/1998 LOC          8,000            8,000
New York City NY Muni. Water Finance Auth. CP                           3.90%  12/18/1997                600              600
New York City NY TOB VRDO                                               4.00%   12/4/1997 (1)          2,275            2,275
New York City NY Trust for Cultural Resources VRDO
  (Solomon R. Guggenheim Foundation)                                    3.75%   12/2/1997 LOC          4,100            4,100
New York State Dormitory Auth. CP (Sloan Kettering Cancer Center)       3.65%  12/10/1997 LOC          1,900            1,900
New York State Dormitory Auth. CP (Sloan Kettering Cancer Center)       3.80%   1/21/1998 LOC          4,800            4,800
New York State Dormitory Auth. VRDO (Cornell Univ.)                     3.75%   12/2/1997 LOC          6,400            6,400
New York State Dormitory Auth. VRDO (Foundling Charities Corp.)         3.80%   12/3/1997 LOC          3,400            3,400
New York State Dormitory Auth. TOB VRDO (City Univ. of New York)        3.95%   12/4/1997 (1)          4,000            4,000
New York State Energy Research & Dev. Auth. PCR VRDO
  (New York State Electric & Gas)                                       3.70%   12/2/1997 LOC          1,700            1,700
New York State Energy Research & Dev. Auth. VRDO                        3.70%   12/2/1997 LOC          3,100            3,100
New York State Environmental Fac. Corp.
  Solid Waste Disposal Rev. CP (General Electric Co. Project)           3.65%   12/1/1997              2,400            2,400
New York State Environmental Fac. Corp.
  Solid Waste Disposal Rev. CP (General Electric Co. Project)           3.75%   1/21/1998              2,800            2,800
New York State Environmental Fac. Corp. TOB VRDO
  (Muni. Water Finance Auth. Project)                                   3.95%   12/4/1997 (1)          5,000            5,000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                                 MATURITY             AMOUNT           VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON        DATE              (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------
New York State Environmental Quality GO CP                              3.75%  12/18/1997 LOC        $   500          $   500
New York State Environmental Quality GO CP                              3.80%  12/18/1997 LOC            500              500
New York State Local Govt. Assistance Corp. TOB VRDO                    3.95%   12/6/1997 (2)          2,000            2,000
New York State Local Govt. Assistance Corp. VRDO                        3.80%   12/3/1997 LOC          8,900            8,900
Port Auth. of New York & New Jersey CP                                  3.70%   12/1/1997              2,000            2,000
Port Auth. of New York & New Jersey CP                                  3.70%   1/14/1998                500              500
Port Auth. of New York & New Jersey CP                                  3.75%   2/10/1998              4,860            4,860
Port Auth. of New York & New Jersey CP                                  3.75%   2/17/1998              2,000            2,000
Port Auth. of New York & New Jersey CP                                  3.80%   1/21/1998              2,800            2,800
Rochester NY BAN                                                        4.00%   3/10/1998              3,800            3,802
Roslyn NY Union Free School Dist. TAN                                   4.25%   6/29/1998              1,500            1,503
Syosset NY Central School Dist. TAN                                     4.25%   6/29/1998              1,400            1,403
Triborough Bridge & Tunnel Auth. NY VRDO                                3.75%   12/3/1997 (3)          6,400            6,400
OUTSIDE NEW YORK:
Puerto Rico Commonwealth Aqueduct & Sewer Auth.                         7.00%    7/1/1998 (Prere.)     1,120            1,163
Puerto Rico Govt. Dev. Bank VRDO                                        3.80%   12/3/1997 LOC          7,000            7,000
Puerto Rico Highway & Transp. Auth. Rev. VRDO                           3.65%   12/3/1997 LOC          4,500            4,500
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $145,413)                                                                                                    145,413
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    2,750
Liabilities                                                                                                              (204)
                                                                                                                      -------

                                                                                                                        2,546
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------
Applicable to 147,959,682 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                           $147,959
=============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                               $1.00
=============================================================================================================================

*See Note A in Notes to Financial Statements.

For explanations of abbreviations and other references, see page 19.

-------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $147,960        $1.00
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses                                                                           (1)          --
Unrealized Appreciation                                                                                   --           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $147,959        $1.00
=========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON        DATE             (000)        (000)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (82.3%)
Albany County NY GO                                                     5.00%   10/1/2005 (3)       $ 2,000    $   2,072
Albany County NY GO                                                     5.00%   10/1/2006 (3)         3,150        3,259
Albany County NY GO                                                     5.00%   10/1/2012 (3)         4,400        4,427
Albany County NY GO                                                     7.00%   1/15/2005 (2)         1,250        1,342
Albany NY Muni. Water Finance Auth.                                     7.50%   12/1/2017 (1)         2,080        2,190
Battery Park City NY Auth.                                              5.50%   11/1/2026 (2)        11,750       11,855
Broome County NY Public Safety Fac. Project                             5.25%    4/1/2015 (1)         3,000        3,002
Buffalo & Erie County NY Toll Bridge Auth.                              6.00%    1/1/2015 (1)         4,500        4,772
Buffalo NY General Improvement                                          6.75%    3/1/2006 (1)         1,815        1,976
Buffalo NY General Improvement                                          6.75%    3/1/2007 (1)           390          425
Buffalo NY General Improvement                                          6.75%    3/1/2009 (1)           410          446
Buffalo NY General Improvement                                          6.75%    3/1/2010 (1)           380          414
Buffalo NY General Improvement                                          6.75%    3/1/2011 (1)           385          419
Buffalo NY Muni. Water Finance Auth.                                    5.75%    7/1/2019 (4)         8,500        8,773
Buffalo NY Sewer Auth. System Rev.                                      5.00%    7/1/2012 (3)         5,675        5,640
Buffalo NY Sewer Auth. System Rev.                                      5.25%    7/1/2008 (3)         3,500        3,585
Duchess County NY Resource Recovery Solid Waste System                  7.50%    1/1/2009 (3)         2,000        2,156
Erie County NY GO                                                       6.10%   1/15/2006 (3)         1,865        2,063
Erie County NY GO                                                      6.125%   1/15/2007 (3)         1,660        1,846
Erie County NY Water Auth. Rev.                                         0.00%   12/1/2005 (2)         3,000        2,068
Erie County NY Water Auth. Rev.                                         0.00%   12/1/2006 (2)         6,915        4,595
Erie County NY Water Auth. Rev.                                         5.00%   12/1/2004 (2)         5,920        6,165
Erie County NY Water Auth. Rev.                                         6.00%   12/1/2008 (2)         1,600        1,752
Erie County NY Water Auth. Rev. VRDO                                    3.75%   12/3/1997 (2)         2,000        2,000
Town of Hempstead NY GO                                                 5.50%    8/1/2011 (3)         2,450        2,556
Town of Hempstead NY GO                                                5.625%    2/1/2012 (3)         1,490        1,566
Town of Hempstead NY GO                                                5.625%    2/1/2013 (3)         1,170        1,224
Huntington NY GO                                                        5.50%    4/1/2013 (3)         3,400        3,495
Huntington NY GO                                                        6.70%    2/1/2011 (3)           310          364
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)            5.625%    7/1/2015 (4)         5,000        5,159
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)             5.50%    7/1/2017 (2)        11,585       11,813
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)             5.70%    7/1/2017 (1)         7,000        7,272
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)             6.25%    7/1/2022 (1)         3,000        3,300
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax)        5.25%    4/1/2026 (1)         6,000        5,921
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax)        6.00%    4/1/2020 (1)        25,000       27,835
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              5.40%    7/1/2007 (3)        12,000       12,689
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              5.70%    7/1/2017 (1)         5,500        5,728
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              6.00%    7/1/2011 (2)         2,000        2,051
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              6.10%    7/1/2026 (4)        13,425       14,512
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)              7.00%    7/1/2009 (2)        19,050       22,817
Monroe County NY GO (Rochester Water Dist.)                             5.60%    6/1/2004 (3)         1,235        1,320
Monroe County NY GO (Rochester Water Dist.)                             5.70%    6/1/2005 (3)         1,350        1,457
Monroe County NY GO (Rochester Water Dist.)                             5.80%    6/1/2006 (3)         1,340        1,460
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%   5/15/2010 (1)         1,000        1,060
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%   5/15/2011 (1)         1,000        1,056
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%   5/15/2012 (1)         1,000        1,052
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%   5/15/2013 (1)         1,425        1,492
Monroe County NY GO (Woodbury Central School Dist.)                    5.625%   5/15/2014 (1)         1,000        1,043
Montgomery, Ostego, Scholoharie Counties NY Solid Waste                 5.25%    1/1/2014 (1)         1,640        1,646
Mount Sinai NY Union Free School Dist.                                  6.20%   2/15/2014 (2)         1,050        1,184
Nassau County NY Combined Sewer Dist. GO                                4.70%   10/1/2004 (3)         1,805        1,832
Nassau County NY Combined Sewer Dist. GO                                4.80%   10/1/2005 (3)         1,760        1,792
Nassau County NY Combined Sewer Dist. GO                                4.90%   10/1/2006 (3)         1,740        1,776
Nassau County NY Combined Sewer Dist. GO                                5.00%   10/1/2007 (3)         1,715        1,758
Nassau County NY Combined Sewer Dist. GO                                5.00%   10/1/2008 (3)         1,695        1,742
Nassau County NY Combined Sewer Dist. GO                                5.00%    5/1/2009 (3)         3,210        3,283
Nassau County NY Combined Sewer Dist. GO                                5.00%    5/1/2010 (3)         2,875        2,920
Nassau County NY Combined Sewer Dist. GO                                5.00%    5/1/2011 (3)         1,770        1,789
Nassau County NY Combined Sewer Dist. GO                                5.00%    5/1/2012 (3)         1,760        1,771
Nassau County NY Combined Sewer Dist. GO                                5.35%    7/1/2008 (1)         4,730        4,996

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                   MATURITY               AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON          DATE                (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                                5.35%     1/15/2009 (1)          $ 3,505     $  3,682
Nassau County NY Combined Sewer Dist. GO                                5.35%      7/1/2009 (1)            4,635        4,876
Nassau County NY Combined Sewer Dist. GO                               5.875%      8/1/2012 (3)              825          869
Nassau County NY Combined Sewer Dist. GO                                6.20%     5/15/2007 (1)              840          911
Nassau County NY Combined Sewer Dist. GO                                6.20%     5/15/2008 (1)              835          906
Nassau County NY Combined Sewer Dist. GO                                6.25%     5/15/2009 (1)              825          896
Nassau County NY Combined Sewer Dist. GO                                6.25%     5/15/2010 (1)              820          890
Nassau County NY GO                                                    5.125%      3/1/2013 (2)            5,860        5,861
Nassau County NY GO                                                    5.125%      3/1/2014 (2)            5,900        5,876
Nassau County NY GO                                                     5.50%     7/15/2007 (1)            1,270        1,338
Nassau County NY GO                                                     5.50%     7/15/2008 (1)            1,300        1,370
Nassau County NY GO                                                     5.50%     7/15/2009 (1)            1,325        1,391
Nassau County NY GO                                                     5.50%     7/15/2010 (1)            1,345        1,407
Nassau County NY GO                                                     5.50%     7/15/2011 (1)            1,370        1,431
Nassau County NY GO                                                     5.70%      8/1/2011 (3)            2,000        2,122
Nassau County NY GO                                                     5.75%      2/1/2011 (1)            1,100        1,149
New York City NY Cultural Resources
  (American Museum of Natural History)                                  5.60%      4/1/2018 (1)            2,635        2,710
New York City NY Cultural Resources
  (American Museum of Natural History)                                  5.65%      4/1/2022 (1)            5,000        5,139
New York City NY Cultural Resources
  (American Museum of Natural History)                                  5.70%      4/1/2016 (1)           12,730       13,305
New York City NY Cultural Resources (Museum of Modern Art)              5.40%      1/1/2006 (2)              720          757
New York City NY Cultural Resources (Museum of Modern Art)              5.40%      1/1/2006 (2)(ETM)          85           90
New York City NY Cultural Resources (Museum of Modern Art)              5.40%      1/1/2012 (2)            1,400        1,432
New York City NY Cultural Resources (Museum of Modern Art)              5.50%      1/1/2007 (2)              805          847
New York City NY Cultural Resources (Museum of Modern Art)              5.50%      1/1/2007 (2)(ETM)          35           38
New York City NY GO                                                     5.75%      8/1/2009 (3)            4,250        4,453
New York City NY GO                                                    6.625%      8/1/2013 (1)              675          742
New York City NY GO                                                     6.95%     8/15/2004 (1)(Prere.)       20           23
New York City NY GO                                                     6.95%     8/15/2012 (1)            1,440        1,642
New York City NY GO                                                     7.10%      2/1/2002 (1)(Prere.)    4,315        4,835
New York City NY GO                                                     7.10%      2/1/2009 (1)              685          760
New York City NY GO VRDO                                                3.85%     12/2/1997 (1)              400          400
New York City NY Health & Hosp. Corp.                                  5.625%     2/15/2013 (2)           23,400       24,046
New York City NY IDA (USTA Project)                                    6.375%    11/15/2014 (4)            2,000        2,196
New York City NY Muni. Water Finance Auth. Water &
  Sewer System Rev.                                                     5.35%     6/15/2013 (1)            5,300        5,332
New York City NY Muni. Water Finance Auth. Water &
  Sewer System Rev.                                                    5.875%     6/15/2012 (2)           20,000       21,858
New York City NY Muni. Water Finance Auth. Water &
  Sewer System Rev.                                                    5.875%     6/15/2013 (2)           20,000       21,830
New York City NY Muni. Water Finance Auth. Water &
  Sewer System Rev. VRDO                                                3.85%     12/2/1997 (3)            2,700        2,700
New York State Dormitory Auth. (City Univ. of New York)                 6.25%      7/1/2019 (1)            4,485        4,822
New York State Dormitory Auth. (City Univ. of New York)                 7.00%      7/1/2014 (3)           20,700       22,443
New York State Dormitory Auth. (Colgate Univ.)                          6.50%      7/1/2001 (1)(Prere.)    1,350        1,478
New York State Dormitory Auth. (Fordham Univ.)                          5.50%      7/1/2023 (3)           10,150       10,239
New York State Dormitory Auth. (Fordham Univ.)                          5.75%      7/1/2015 (3)            1,500        1,560
New York State Dormitory Auth. (Fordham Univ.)                          7.20%      7/1/2015 (2)              710          773
New York State Dormitory Auth. (Iona College)                           5.25%      7/1/2008 (1)            1,000        1,038
New York State Dormitory Auth. (Iona College)                           5.35%      7/1/2009 (1)            1,000        1,039
New York State Dormitory Auth. (Iona College)                          7.625%      7/1/1998 (1)            5,000        5,209
New York State Dormitory Auth. (Ithaca College)                         6.25%      7/1/2021 (1)           10,000       10,758
New York State Dormitory Auth. (Montefiore Medical Center)              5.25%      2/1/2015 (2)           42,750       42,782
New York State Dormitory Auth. (Mt. Sinai School of Medicine)           6.75%      7/1/2015 (1)            7,245        7,923
New York State Dormitory Auth. (New School for Social Research)        5.625%      7/1/2016 (1)            2,260        2,347
New York State Dormitory Auth. (New York Univ.)                         6.00%      7/1/2015 (3)           32,165       33,763
New York State Dormitory Auth. (Pace)                                  5.625%      7/1/2017 (1)           11,185       11,565
New York State Dormitory Auth. (Rensselaer Polytech. Institute)         6.50%      7/1/2006 (3)            3,000        3,262
New York State Dormitory Auth. (Rochester Institute of Technology)      5.30%      7/1/2017 (1)            6,275        6,307

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                 MATURITY               AMOUNT       VALUE*
                                                                       COUPON        DATE                (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. (School Dist.)                           6.00%    7/1/2015 (3)            2,675        2,731
New York State Dormitory Auth. (Siena College)                          6.00%    7/1/2011 (1)            1,500        1,581
New York State Dormitory Auth. (State Univ.)                            5.75%    7/1/2007 (2)            2,250        2,440
New York State Dormitory Auth. (State Univ.)                            5.75%    7/1/2008 (2)            3,335        3,633
New York State Dormitory Auth. (State Univ.)                            6.00%    7/1/2009 (2)            1,590        1,764
New York State Dormitory Auth. (St. John's Univ.)                       5.60%    7/1/2016 (1)            7,000        7,236
New York State Dormitory Auth. (St. John's Univ.)                       5.70%    7/1/2026 (1)            9,230        9,579
New York State Dormitory Auth. (St. Joseph's Hosp.)                     5.25%    7/1/2018 (1)            6,700        6,650
New York State Dormitory Auth. (St. Vincent Hosp. Medical Center)       5.80%    8/1/2025 (2)            4,250        4,406
New York State Dormitory Auth. (Union College)                          5.75%    7/1/2010 (3)            1,800        1,883
New York State Dormitory Auth. (Vassar Brothers Hosp.)                  5.25%    7/1/2017 (4)            7,025        6,982
New York State Dormitory Auth. (Vassar Brothers Hosp.)                 5.375%    7/1/2025 (4)            7,000        6,945
New York State Energy Research & Dev. Auth. PCR
  (Niagara Mohawk)                                                     6.625%   10/1/2013 (3)           10,000       10,902
New York State Environmental Fac. Water PCR                             5.50%   6/15/2009 (1)           10,000       10,540
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              5.50%   8/15/2021 (3)+           8,000        8,011
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              6.00%   8/15/2015 (1)           15,000       15,891
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                             6.375%   8/15/2010 (3)            6,100        6,606
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              7.40%   2/15/1999 (1)(Prere.)      430          456
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                              7.40%   8/15/2007 (1)              460          486
New York State Medical Care Fac. Finance Agency
  (Sisters of Charity-Buffalo)                                         6.625%   11/1/2018 (2)            5,500        5,994
New York State Thruway Auth. Rev.                                       5.00%    1/1/2020 (1)            5,055        4,827
New York State Thruway Auth. Rev.                                       5.50%    1/1/2023 (3)            6,800        6,832
New York State Thruway Auth. Rev.                                       6.00%    1/1/2015 (3)           11,600       12,360
New York State Thruway Auth. Rev.                                       6.00%    1/1/2025 (3)           14,250       15,152
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.30%    4/1/2010 (1)            3,775        3,867
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.50%    4/1/2015 (1)           12,480       12,791
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.80%    4/1/2010 (2)           14,215       15,041
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         5.80%    4/1/2011 (2)            8,635        9,106
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)         6.00%    4/1/2009 (3)            5,000        5,364
New York State Thruway Auth. Rev. (Service Contract)                    5.75%    4/1/2013 (1)            4,000        4,169
New York State Urban Dev. Corp.                                        5.375%    1/1/2012 (1)           21,375       21,758
New York State Urban Dev. Corp.                                         5.50%    4/1/2016 (1)            8,350        8,528
Niagara Falls NY Bridge Comm.                                           5.25%   10/1/2015 (3)            5,000        5,110
Niagara Falls NY Bridge Comm.                                           6.25%   10/1/2020 (3)            8,685        9,969
Niagara Falls NY Bridge Comm.                                           6.25%   10/1/2021 (3)            9,230       10,625
North Hempstead NY GO                                                   6.30%    4/1/2008 (3)            2,055        2,331
North Hempstead NY GO                                                   6.40%    4/1/2010 (3)            1,500        1,717
North Hempstead NY GO                                                   6.40%    4/1/2011 (3)            2,075        2,379
North Hempstead NY Solid Waste Auth.                                    5.00%    2/1/2012 (1)            3,370        3,360
Oyster Bay NY Public Improvement                                        5.40%   2/15/2003 (1)            1,475        1,549
Oyster Bay NY Public Improvement                                        5.60%   2/15/2005 (1)            1,000        1,070
Rochester NY GO                                                         5.70%   8/15/2003 (2)            2,330        2,491
Rochester NY GO                                                         5.70%   8/15/2004 (2)            2,180        2,346
Smithtown NY GO                                                         5.25%    4/1/2006 (1)            1,000        1,045
Smithtown NY GO                                                         5.45%    4/1/2008 (1)              400          417
Suffolk County NY GO                                                    5.00%    4/1/2006 (1)            2,255        2,305
Suffolk County NY GO                                                    5.00%   7/15/2006 (3)            1,000        1,023
Suffolk County NY GO                                                    5.10%   7/15/2007 (3)            1,280        1,310
Suffolk County NY GO                                                    5.20%   7/15/2008 (3)            1,100        1,126
Suffolk County NY Water Auth.                                           5.10%    6/1/2007 (1)            7,110        7,354
Suffolk County NY Water Auth.                                           5.25%    6/1/2004 (2)(Prere.)   21,305       22,406
Suffolk County NY Water Auth.                                           5.25%    6/1/2010 (2)(ETM)       3,790        3,960
Suffolk County NY Water Auth.                                           5.25%    6/1/2011 (2)(ETM)       2,380        2,478
Suffolk County NY Water Auth.                                           5.25%    6/1/2012 (2)(ETM)       4,290        4,454

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON        DATE                 (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
Suffolk County NY Water Auth.                                           5.25%    6/1/2017 (2)            $1,695   $    1,737
Suffolk County NY Water Auth.                                           5.75%    6/1/2002 (2)(Prere.)     1,100        1,186
Suffolk County NY Water Auth.                                           5.75%    6/1/2013 (2)             7,340        7,610
Triborough Bridge & Tunnel Auth. NY                                     5.50%    1/1/2017 (2)            18,485       18,632
City of Yonkers NY School Dist. GO                                      5.60%    8/1/2009 (3)               535          567
City of Yonkers NY School Dist. GO                                      5.70%    8/1/2010 (3)               545          578
OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                                   6.50%    7/1/2006 (1)            10,000       11,412
Puerto Rico Infrastructure Financing Auth. Rev.                         5.00%    7/1/2021 (2)             3,000        2,927
Puerto Rico Public Building Auth.                                       0.00%    7/1/2003 (3)             4,000        3,164
                                                                                                                  ----------
                                                                                                                     932,540
                                                                                                                  ----------
PORTFOLIO INSURED (0.1%)
New York State Energy Research & Dev.
  (Niagara Mohawk Power Corp.)                                         8.875%   11/1/2025                 1,100        1,125
                                                                                                                  ----------
SECONDARY MARKET INSURED (7.5%)
Municipal Assistance Corp. for New York City NY                         6.00%    7/1/2008 (3)            22,350       23,586
New York City NY Muni. Water Finance Auth. Water &
  Sewer System Rev.                                                     5.00%   6/15/2017 (3)             4,000        3,902
New York State Dormitory Auth. (City Univ.)                             5.75%    7/1/2009 (3)             3,750        4,060
New York State Dormitory Auth. (City Univ.)                             5.75%    7/1/2011 (3)             5,950        6,410
New York State Dormitory Auth. (Cornell Univ.)                          7.25%    7/1/2012 (1)             1,175        1,280
New York State Dormitory Auth. (State Univ.)                            6.00%   5/15/2017 (2)             5,600        5,743
New York State Medical Care Fac. Finance Agency                         5.25%   2/15/2019 (3)            10,230       10,049
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                            5.375%   2/15/2014 (1)             5,000        5,024
Port Auth. of New York & New Jersey                                     6.50%   1/15/2026 (1)             1,500        1,603
Triborough Bridge & Tunnel Auth. NY                                     5.50%    1/1/2019 (2)             4,000        4,006
Triborough Bridge & Tunnel Auth. NY                                     6.00%    1/1/2012 (1)             7,805        8,621
Triborough Bridge & Tunnel Auth. NY                                     6.75%    1/1/2009 (2)             3,000        3,515
Triborough Bridge & Tunnel Auth. NY                                    6.875%    1/1/2015 (3)             7,000        7,613
                                                                                                                  ----------
                                                                                                                      85,412
                                                                                                                  ----------
NONINSURED (8.8%)
Municipal Assistance Corp. for New York City NY VRDO                    3.75%   12/3/1997 LOC             1,200        1,200
New York City NY GO VRDO                                                3.85%   12/2/1997 LOC             4,600        4,600
New York City NY GO VRDO                                                3.90%   12/3/1997 LOC             8,800        8,800
New York City NY GO VRDO                                                4.00%   12/3/1997 LOC             4,600        4,600
New York City NY Health & Hosp. Corp. Rev. VRDO (Health System)         3.85%   12/3/1997 LOC             4,400        4,400
New York State Dormitory Auth. (Columbia Univ.)                         5.75%    7/1/2015                11,965       12,299
New York State Energy Research & Dev. VRDO                              3.70%   12/2/1997 LOC             2,300        2,300
New York State Environmental Fac. Water PCR                             5.55%   7/15/2009                 2,000        2,117
New York State Local Govt. Assistance Corp. VRDO                        3.80%   12/3/1997 LOC            21,900       21,900
New York State Power Auth.                                              7.00%    1/1/2009                 6,000        6,138
Onondaga County NY Public Improvements                                 5.875%   2/15/2006                 1,580        1,723
Onondaga County NY Public Improvements                                 5.875%   2/15/2008                 2,475        2,715
Port Auth. of New York & New Jersey VRDO                                3.85%   12/2/1997                 2,800        2,800
Rochester NY BAN                                                        4.00%   3/10/1998                 4,500        4,502
Westchester County NY GO                                                6.70%   11/1/2008                 3,250        3,828
Westchester County NY GO                                                6.70%   11/1/2009                 3,645        4,305
OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                                        3.80%   12/3/1997 LOC            10,900       10,900
                                                                                                                  ----------
                                                                                                                      99,127
                                                                                                                  ----------
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,047,482)                                                                                                1,118,204
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $  20,538
Liabilities                                                                                                       (5,326)
                                                                                                              ----------
                                                                                                                  15,212
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 102,593,421 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                     $1,133,416
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $11.05
=========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $6,109,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see below.

-------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,063,084       $10.36
Undistributed Net Investment Income                                                                       --           --
Overdistributed Net Realized Gains--Note E                                                              (448)          --
Unrealized Appreciation--Note F
  Investment Securities                                                                               70,722          .69
  Futures Contracts                                                                                       58           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,133,416       $11.05
=========================================================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------------------------
                                                                                   MONEY            INSURED
                                                                                  MARKET          LONG-TERM
                                                                               PORTFOLIO          PORTFOLIO
                                                                           --------------------------------
                                                                              SEP. 3* TO         YEAR ENDED
                                                                           NOV. 30, 1997      NOV. 30, 1997
                                                                           --------------------------------
                                                                                   (000)              (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                       $670             $55,719
                                                                           --------------------------------
        Total Income                                                                670              55,719
                                                                           --------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                 --                 150
        Management and Administrative                                                35               1,558
        Marketing and Distribution                                                   --                 241
    Insurance Expense                                                                --                   4
    Custodian Fees                                                                    2                  16
    Auditing Fees                                                                    --                   7
    Shareholders' Reports                                                            --                  22
    Annual Meeting and Proxy Costs                                                   --                   5
    Trustees' Fees and Expenses                                                      --                   2
                                                                           --------------------------------
        Total Expenses                                                               37               2,005
        Expenses Paid Indirectly--Note C                                             (2)               (104)
                                                                           --------------------------------
        Net Expenses                                                                 35               1,901
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               635              53,818
-----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                       (1)              2,215
    Futures Contracts                                                                --              (2,015)
-----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                             (1)                200
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                            --              11,549
    Futures Contracts                                                                --                 (88)
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                     --              11,461
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $634             $65,479
===========================================================================================================

*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED LONG-TERM
                                                           MONEY MARKET                               PORTFOLIO
                                                             PORTFOLIO                   ------------------------------
                                                        --------------------                  YEAR ENDED NOVEMBER 30,
                                                            SEP. 3* TO                   ------------------------------
                                                         NOV. 30, 1997                           1997              1996
                                                                 (000)                          (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                     $    635                     $   53,818          $ 47,197
    Realized Net Gain (Loss)                                        (1)                           200             3,773
    Change in Unrealized Appreciation (Depreciation)                --                         11,461               705
                                                        ---------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                              634                         65,479            51,675
                                                        ---------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                         (635)                       (53,818)          (47,197)
    Realized Capital Gain                                           --                         (3,537)           (5,071)
                                                        ---------------------------------------------------------------
        Total Distributions                                       (635)                       (57,355)          (52,268)
                                                        ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                     160,750                        299,846           212,722
    Issued in Lieu of Cash Distributions                           607                         41,951            38,644
    Redeemed                                                   (13,397)                      (175,804)         (150,791)
                                                        ---------------------------------------------------------------
        Net Increase from Capital Share Transactions           147,960                        165,993           100,575
-----------------------------------------------------------------------------------------------------------------------
    Total Increase                                             147,959                        174,117            99,982
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                             --                        959,299           859,317
                                                        ---------------------------------------------------------------
    End of Period                                             $147,959                     $1,133,416          $959,299
=======================================================================================================================

(1) Shares Issued (Redeemed)
    Issued                                                     160,750                         27,602            19,759
    Issued in Lieu of Cash Distributions                           607                          3,857             3,577
    Redeemed                                                   (13,397)                       (16,191)          (14,047)
                                                        ---------------------------------------------------------------
        Net Increase in Shares Outstanding                     147,960                         15,268             9,289
=======================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  MONEY MARKET PORTFOLIO
                                                                                                              SEP. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                                             NOV. 30, 1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                           .008
    Net Realized and Unrealized Gain (Loss) on Investments                                                            --
                                                                                                  -----------------------
        Total from Investment Operations                                                                            .008
                                                                                                  -----------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                           (.008)
    Distributions from Realized Capital Gains                                                                         --
                                                                                                  -----------------------
        Total Distributions                                                                                        (.008)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $1.00
=========================================================================================================================

TOTAL RETURN                                                                                                       0.84%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                            $148
    Ratio of Total Expenses to Average Net Assets                                                                0.20%**
    Ratio of Net Investment Income to Average Net Assets                                                         3.52%**
-------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                              INSURED LONG-TERM PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                             -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1997         1996         1995         1994         1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $10.99       $11.01       $ 9.70       $10.97       $10.45
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .572         .569         .581         .588         .594
    Net Realized and Unrealized Gain (Loss) on Investments     .101         .045        1.310       (1.258)        .665
                                                             -----------------------------------------------------------
        Total from Investment Operations                       .673         .614        1.891        (.670)       1.259
                                                             -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.572)       (.569)       (.581)       (.588)       (.594)
    Distributions from Realized Capital Gains                 (.041)       (.065)          --        (.012)       (.145)
                                                             -----------------------------------------------------------
        Total Distributions                                   (.613)       (.634)       (.581)       (.600)       (.739)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $11.05       $10.99       $11.01       $ 9.70       $10.97
========================================================================================================================

TOTAL RETURN                                                  6.36%        5.84%       19.90%       -6.37%       12.42%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $1,133         $959         $859         $695         $807
    Ratio of Total Expenses to Average Net Assets             0.20%        0.20%        0.22%        0.22%        0.19%
    Ratio of Net Investment Income to Average Net Assets      5.26%        5.28%        5.51%        5.60%        5.47%
    Portfolio Turnover Rate                                      6%           5%          10%          20%          10%
------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1997, the Fund had contributed capital of $83,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue portfolio purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended November 30, 1997, directed brokerage and custodian fee offset arrangements reduced expenses by:

--------------------------------------------------------------------------------------------
                                              EXPENSE REDUCTION
                                                    (000)                     TOTAL EXPENSE
                                      ---------------------------------       REDUCTION AS A
                                       DIRECTED              CUSTODIAN      PERCENT OF AVERAGE
PORTFOLIO                              BROKERAGE               FEES             NET ASSETS
----------------------------------------------------------------------------------------------
Money Market                               --                   $ 2               0.01%*
Insured Long-Term                         $88                    16               0.01
----------------------------------------------------------------------------------------------

*Annualized.

D. During the year ended November 30, 1997, the Insured Long-Term Portfolio purchased $178,275,000 of investment securities and sold $59,147,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Insured Long-Term Portfolio had a gain of $1,756,000 available for distribution at November 30, 1997.

F. At November 30, 1997, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $70,722,000, consisting of unrealized gains of $70,727,000 on securities that had risen in value since their purchase and $5,000 in unrealized losses on securities that had fallen in value since their purchase.

      At November 30, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized appreciation were:

-----------------------------------------------------------------------------------------------
                                                                           (000)
                                                            -----------------------------------
                                                              AGGREGATE
                                       NUMBER OF             SETTLEMENT            UNREALIZED
PORTFOLIO/FUTURES CONTRACTS         LONG CONTRACTS              VALUE             APPRECIATION
-----------------------------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                      200                  $23,806                 $58
-----------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard New York Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio and Insured Long-Term Portfolio, formerly known as Vanguard New York Insured Tax-Free Fund (constituting Vanguard New York Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD NEW YORK TAX-FREE FUND

This information for the fiscal year ended November 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

           The Insured Long-Term Portfolio designates $1,756,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997. Of the $1,756,000 capital gain dividends, the Portfolio designates $1,159,000 as a 20% rate gain distribution.

           Each Portfolio designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                            VANGUARD FAMILY OF FUNDS

STOCK FUNDS
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Horizon Fund
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Index Trust
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   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
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   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
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Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
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BOND FUNDS
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     Treasury Portfolio
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     Portfolio
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     Portfolio
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     Portfolio
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     Portfolio
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     Treasury Portfolio
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   High-Yield Portfolio
   Insured Long-Term Portfolio
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   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
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     Portfolio
Money Market Reserves
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Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)

Q760-11/97

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

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